UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2007

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Millipore Corporation (the “Company”) entered into an Executive Termination Agreement (the “Termination Agreement”) and an Officer Severance Agreement (the “Severance Agreement”) on September 10, 2007 with each of Jean-Paul Mangeolle and Jeffrey Rudin, named executive officers of the Company, and with Charles F. Wagner, Jr., the Company’s principal financial officer, and on September 13, 2007 with Dominique Baly, a named executive officer. Each Termination Agreement and Severance Agreement by their terms supersede and replace in their entirety the Executive Termination Agreement and the Officer Severance Agreement between the Company and each such officer, each dated November 18, 2003, except Mr. Mangeolle’s agreements which are dated January 9, 2006.

A brief description of the material terms of each of the Termination Agreement and the Severance Agreement (the forms of which are the same for each executive other than the names and prior equity information and the other variances in Mr. Baly’s agreements described below) is provided below. The descriptions of the Termination Agreements and the Severance Agreements are qualified in their entirety by reference to the actual Termination Agreements and Severance Agreements, which are filed as Exhibits 10.1 through 10.8 to this Form 8-K, and are hereby incorporated by reference.

Termination Agreement

Each Termination Agreement has an initial term ending on March 1, 2011. The agreement provides that, if the executive’s employment is terminated within two years after a change in control of the Company (or, for Mr. Baly, within the later of two years after a change in control or June 1, 2010), either by the Company without “cause” or by the executive for “good reason”, he will receive a cash severance payment six months and one day after such employment termination equal to two times the sum of (a) his base salary plus (b) the greater of (i) his target annual bonus for the year of termination and (ii) the average annual bonus he received for the three most recently completed calendar years. He will also be entitled to twenty-four (24) months of continued health, dental, disability and life insurance benefits following such termination, a pro-rata bonus for the year of termination and a tax gross-up if any of the payments and benefits are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. The vesting of any equity awards that the executive holds will only be accelerated upon a change in control of the Company if the acquirer in such transaction does not assume or substitute for such awards. Equity awards that do not immediately accelerate upon a change in control will thereafter accelerate if the Company subsequently terminates the executive’s employment without “cause” or the executive resigns for “good reason”. The executive’s right to receive the severance benefits is conditioned on his complying with provisions restricting his ability to compete against the Company and solicit the Company’s employees and clients and on his signing a release.

Severance Agreement

Each Severance Agreement has an initial term ending on March 1, 2011 and, in the case of Mr. Baly, a term ending on his planned retirement date of June 1, 2013. Mr. Baly shall provide two years advance notice if he intends to resign before June 1, 2013 and, among other things, shall forfeit all of his equity awards that were either granted or that vested within the 24 month period prior to resignation if he fails to do so without the Company’s consent. The agreement provides that if the executive’s employment is terminated by the Company without “cause” (other than following a change in control of the Company), he will receive cash severance benefits of at least one and up to two times (depending on his actual length of service with the Company) the sum of his base salary and the target annual bonus for the year of termination. Cash severance benefits are paid by continuing the executive’s salary for six months and paying the remaining balance immediately thereafter in a single lump sum payment. He will also be entitled to continued health, dental, disability and life insurance benefits for a period of from one to two years (depending on his actual length of service with the Company) following such termination, a pro-rata bonus for the year of termination, certain outplacement services and partial acceleration of unvested equity awards that he holds at the time of his employment termination. The executive’s right to receive the severance benefits is conditioned on his complying with provisions restricting his ability to compete against the Company and solicit the Company’s employees and clients and on his signing a release.

Item 8.01. Other Events.

On September 10, 2007, the Company also entered into Termination Agreements and Severance Agreements with each of the other executive officers of the Company not named above (other than the Company’s President and Chief Executive Officer, who is already a party to such agreements as described in the Company’s 8-K filing on August 14, 2007). The terms of the Termination Agreements and Severance Agreements with these individuals are substantially the same as described above (except with respect to Mr. Baly), except that the Severance Agreements entered into with executive officers who were not parties to existing agreements provide for a cash severance benefit equal to one times his or her base salary and a one year continuation period for health, dental, disability and life insurance benefits. By their terms such agreements supersede and replace in their entirety any similar prior agreements between the Company and each such officer.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Executive Termination Agreement with Jean-Paul Mangeolle dated September 10, 2007

10.2	Officer Severance Agreement with Jean-Paul Mangeolle dated September 10, 2007

10.3	Executive Termination Agreement with Jeffrey Rudin dated September 10, 2007

10.4	Officer Severance Agreement with Jeffrey Rudin dated September 10, 2007

10.5	Executive Termination Agreement with Charles F. Wagner, Jr. dated September 10, 2007

10.6	Officer Severance Agreement with Charles F. Wagner, Jr. dated September 10, 2007

10.7	Executive Termination Agreement with Dominique Baly dated September 13, 2007

10.8	Officer Severance Agreement with Dominique Baly dated September 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Charles F. Wagner, Jr.
Charles F. Wagner, Jr.
Vice President and Chief Financial Officer

Date: September 13, 2007

Exhibit Number	Description
10.1	Executive Termination Agreement with Jean-Paul Mangeolle dated September 10, 2007

10.2	Officer Severance Agreement with Jean-Paul Mangeolle dated September 10, 2007

10.3	Executive Termination Agreement with Jeffrey Rudin dated September 10, 2007

10.4	Officer Severance Agreement with Jeffrey Rudin dated September 10, 2007

10.5	Executive Termination Agreement with Charles F. Wagner, Jr. dated September 10, 2007

10.6	Officer Severance Agreement with Charles F. Wagner, Jr. dated September 10, 2007

10.7	Executive Termination Agreement with Dominique Baly dated September 13, 2007

10.8	Officer Severance Agreement with Dominique Baly dated September 13, 2007